UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) November 10, 2010

PLAINSCAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-53629	75-2182440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 252-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On November 10, 2010, the Board of Directors (the “Board”) of PlainsCapital Corporation, a Texas corporation (the “Company”), appointed James R. Huffines to serve as President and Chief Operating Officer and John A. Martin to serve as Executive Vice President, Chief Financial Officer of the Company, each effective as of November 15, 2010. In connection with such appointments, the Board made the following officer realignments, effective as of November 15, 2010: (i) Alan White will no longer serve as President of the Company but will retain his position of Chairman and Chief Executive Officer of the Company; (ii) W. Allen Custard, III will no longer serve as the Company’s Chief Financial Officer and will be appointed to serve as Executive Vice President, Corporate Development & Strategic Planning of the Company and (iii) Roseanna McGill will be appointed Executive Vice President, Strategic Initiatives of the Company.

Mr. Huffines, 59, joined the Company in 2001. Prior to his appointment as President and Chief Operating Officer, Mr. Huffines served as Chairman of the Central and South Texas regions of PlainsCapital Bank, a wholly owned subsidiary of the Company (“PlainsCapital Bank”). Mr. Huffines holds a Bachelor of Business Administration in finance from the University of Texas. He serves on the board of privately held Energy Future Holdings (formerly TXU Corp), and is the chairman of its audit committee. In addition, Mr. Huffines previously served as chairman of the University of Texas System Board of Regents. Mr. Huffines has also served on the board of directors of the University of Texas Investment Management Company. Mr. Huffines also participates in many community and business organizations, including serving as a member of the advisory board of Texas Lyceum; the Board of Trustees of the Bob Bullock Texas State History Museum Foundation; the Executive Committee of the Chancellor’s Council at the University of Texas System; and a member of the Texas Philosophical Society.

Mr. Martin, 62, joins the Company from Family Bancorp, Inc., where he most recently served as executive vice president and chief financial officer. Before joining Family Bancorp, Inc., during 2010, Mr. Martin served as a consultant to community banks, providing strategic planning and consulting services. Beginning in 2005, Mr. Martin served as chief financial officer of Texas Regional Bancshares, Inc. and later served as director of financial planning and analysis for community banking at BBVA Compass after its acquisition of Texas Regional Bancshares in 2006. Prior to joining Texas Regional Bancshares, Mr. Martin was a partner with Smith Fankhauser Voigt & Watson, PLLC, an accounting firm with a specialization in banking. Mr. Martin attended the University of Texas, where he received his Bachelor of Business Administration. Mr. Martin is also a licensed CPA in the State of Texas.

In connection with the aforementioned appointments, the Company entered into the following agreements, each effective as of November 15, 2010: (i) that certain Second Amendment to Employment Agreement between the Company and James R. Huffines (the “Huffines Amendment”); (ii) that certain Employment Agreement between the Company and John A. Martin (the “Martin Agreement”), (iii) that certain Second Amendment to Employment Agreement between the Company and W. Allen Custard, III (the “Custard Amendment”) and (iv) that certain First Amendment to Employment Agreement between the Company and Roseanna McGill (the “McGill Amendment”).

James R. Huffines’ Employment Agreement

Mr. Huffines is a party to an employment agreement with the Company, dated as of January 1, 2009, as amended by that certain First Amendment to Employment Agreement, dated as of March 2, 2009, pursuant to which he served as Chairman of the Central and South Texas regions of PlainsCapital Bank, and such agreement, as amended, remains in effect (as amended, the “Huffines Agreement”). The Huffines Agreement has an initial term expiring on December 31, 2010, and automatically renews for subsequent one-year terms. Pursuant to the Huffines Agreement, Mr. Huffines is entitled to an annual base salary of $310,000, a bonus at the end of each calendar year in an amount not less than the average annual bonus paid to Mr. Huffines by the Company over the prior three years, subject to restrictions of the Emergency Economic Stabilization Act of 2008, as it has been or may hereafter be amended (the “EESA”), and an automobile allowance of $2,000 per month. In addition, Mr. Huffines is entitled to further benefits including reimbursement of employment related expenses, reasonable access to, or reimbursement for dues associated with, a country or luncheon club, and participation in the employee benefit programs and perquisites generally available to employees of the Company.

In connection with Mr. Huffines’ promotion, the Company entered into the Huffines Amendment to revise the terms of the Huffines Agreement to reflect his duties as President and Chief Operating Officer of the Company and to increase his salary to $650,000 per year. In addition, in connection with his promotion, the Compensation Committee approved an award to Mr. Huffines of 25,000 restricted shares of Original Common Stock under the Company’s 2010 Long-Term Incentive Plan (the “Plan”). Pursuant to his restricted stock award agreement, the shares will vest upon the fifth anniversary of the date of grant or upon the earlier occurrence of a change in control of the Company or an initial public listing of the Company’s Original Common Stock, in each case, provided that Mr. Huffines is employed by the Company on the vesting date.

The Huffines Agreement, as amended, may be terminated at any time, without severance, by Mr. Huffines voluntarily or by the Company with “Cause.” If Mr. Huffines’ employment is terminated by the Company without “Cause,” then he will be entitled to severance pay equal to one year’s base salary and the average bonus paid to him by the Company over the prior three years. If Mr. Huffines’ employment is terminated within the six months preceding or the twenty-four months following a “Change in Control,” Mr. Huffines may be entitled to receive additional severance payments.

All benefits provided under the Huffines Agreement, as amended, including benefits upon termination, are subject to the requirements of the EESA and the U.S. Department of the Treasury’s Troubled Asset Relief Program (“TARP”) Capital Purchase Program and may be reduced or eliminated, to the extent necessary, to comply with the requirements of the EESA and the TARP Capital Purchase Program.

Copies of the Huffines Agreement and the Huffines Amendment are filed as Exhibits 10.1, 10.2 and 10.3 to this current report on Form 8-K and are incorporated herein by reference. You are encouraged to read the Huffines Agreement and the Huffines Amendment for a more complete understanding of their terms. The foregoing descriptions of the Huffines Agreement and the Huffines Amendment are qualified in their entirety by reference to the full text of the Huffines Agreement and the Huffines Amendment.

Martin Agreement

In connection with Mr. Martin’s appointment, the Company and Mr. Martin entered into the Martin Agreement, pursuant to which Mr. Martin will serve as Executive Vice President, Chief Financial Officer of the Company beginning November 15, 2010. The Martin Agreement has an initial term expiring on December 31, 2011, and after such time, the Martin Agreement automatically renews for subsequent one-year terms unless either party elects not to renew the Martin Agreement. Mr. Martin is entitled to an annual base salary of $325,000 and a bonus at the end of each calendar year in an amount to be determined by the Board, subject to restrictions of the EESA and the rules and regulations promulgated thereunder. In addition, Mr. Martin has also been awarded 10,000 restricted stock units under the Plan. Pursuant to his restricted stock unit award agreement, 10,000 shares of Original Common Stock will be vested and delivered to Mr. Martin upon the fifth anniversary of the date of grant or upon the earlier occurrence of a change in control of the Company, in each case, provided that Mr. Martin is employed by the Company on the vesting date.

In addition, Mr. Martin is entitled to benefits under the Martin Agreement, including reimbursement of employment related expenses, reasonable access to, or reimbursement for dues associated with, a country or luncheon club, and participation in the employee benefit programs and perquisites generally available to employees of the Company.

The Martin Agreement may be terminated at any time by Mr. Martin or by the Company with “Cause” (as such term is defined in the Martin Agreement), whereby Mr. Martin will be entitled to receive any unpaid compensation earned or accrued through the effective date of his termination. If Mr. Martin’s employment is terminated by the Company without “Cause” or as a result of non-renewal of the Martin Agreement by the Company, he will be entitled to severance pay equal to any unpaid compensation described above plus a lump-sum cash payment equal to one year’s base salary and the average bonus paid to him by the Company over the prior three years. If Mr. Martin’s employment is terminated within the six months preceding, or the twenty-four months following, a “Change in Control” (as such term is defined in the Martin Agreement), Mr. Martin may be entitled to receive additional severance payments. In addition, upon the occurrence of a Change in Control, the Martin Agreement automatically renews for an additional term of two years beginning on the date of such Change in Control.

All benefits provided under the Martin Agreement, including benefits upon termination, are subject to the requirements of the EESA and the TARP Capital Purchase Program and may be reduced or eliminated, to the extent necessary, to comply with the requirements of the EESA and the TARP Capital Purchase Program.

A copy of the Martin Agreement is filed as Exhibit 10.4 to this current report on Form 8-K and is incorporated herein by reference. You are encouraged to read the Martin Agreement for a more complete understanding of its terms. The foregoing description of the Martin Agreement is qualified in its entirety by reference to the full text of the Martin Agreement.

Custard Amendment

The Custard Amendment amends the terms of Mr. Custard’s employment agreement to reflect his duties as Executive Vice President, Corporate Development & Strategic Planning, effective November 15, 2010.

A copy of the Custard Amendment is filed as Exhibit 10.5 to this current report on Form 8-K and is incorporated herein by reference. You are encouraged to read the Custard Amendment for a more complete understanding of its terms. The foregoing description of the Custard Amendment is qualified in its entirety by reference to the full text of the Custard Amendment.

McGill Amendment

The McGill Amendment amends the terms of Ms. McGill’s employment agreement, dated April 1, 2010. Pursuant to the McGill Amendment, Ms. McGill’s duties will be expanded to reflect her appointment as Executive Vice President, Strategic Initiatives of the Company, effective November 15, 2010. In addition, Ms. McGill will continue to serve as Chairman and Chief Executive Officer of PrimeLending, a PlainsCapital Company, a wholly owned subsidiary of the Company, through December 31, 2010. On January 1, 2011, Ms. McGill will relinquish her title of Chief Executive Officer of PrimeLending but will retain her position as Chairman of PrimeLending.

A copy of the McGill Amendment is filed as Exhibit 10.6 to this current report on Form 8-K and is incorporated herein by reference. You are encouraged to read the McGill Amendment for a more complete understanding of its terms. The foregoing description of the McGill Amendment is qualified in its entirety by reference to the full text of the McGill Amendment.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On November 16, 2010, the Company will issue a press release announcing the appointment of Mr. Huffines as President and Chief Operating Officer of the Company and Mr. Martin as Executive Vice President, Chief Financial Officer of the Company. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Section 9.01 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
10.1	Employment Agreement, dated as of January 1, 2009, between James R. Huffines and PlainsCapital Corporation.

10.2	First Amendment to Employment Agreement, dated as of March 2, 2009, between James R. Huffines and PlainsCapital Corporation.

10.3	Second Amendment to Employment Agreement, dated as of November 15, 2010, between James R. Huffines and PlainsCapital Corporation.

10.4	Employment Agreement, dated as of November 15, 2010, between John A. Martin and PlainsCapital Corporation.

10.5	Second Amendment to Employment Agreement, dated as of November 15, 2010, between W. Allen Custard III and PlainsCapital Corporation.

10.6	First Amendment to Employment Agreement, dated as of November 15, 2010, between Roseanna McGill and PlainsCapital Corporation.

99.1	Press Release, dated November 16, 2010 (furnished herewith pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINSCAPITAL CORPORATION

Date: November 15, 2010	By:	/s/ Jeff Isom
	Name:	Jeff Isom
	Title:	Executive Vice President, Finance and Accounting

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit
10.1	Employment Agreement, dated as of January 1, 2009, between James R. Huffines and PlainsCapital Corporation.

10.2	First Amendment to Employment Agreement, dated as of March 2, 2009, between James R. Huffines and PlainsCapital Corporation.

10.3	Second Amendment to Employment Agreement, dated as of November 15, 2010, between James R. Huffines and PlainsCapital Corporation.

10.4	Employment Agreement, dated as of November 15, 2010, between John A. Martin and PlainsCapital Corporation.

10.5	Second Amendment to Employment Agreement, dated as of November 15, 2010, between W. Allen Custard III and PlainsCapital Corporation.

10.6	First Amendment to Employment Agreement, dated as of November 15, 2010, between Roseanna McGill and PlainsCapital Corporation.

99.1	Press Release, dated November 16, 2010 (furnished herewith pursuant to Item 7.01).